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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report                   December 29, 1995
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                            CHANCELLOR CORPORATION
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            (Exact Name of Registrant as specified in its charter)


  Massachusetts                      2-85329              04-2626079
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(State or other jurisdiction        (Commission          (IRS Employer Iden-
 of incorporation)                   File Number)         tification No.)


745 Atlantic Avenue, Boston, Massachusetts                          02111
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code (617) 728-8500
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.        Other Events.
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               Effective December 29, 1995, the Registrant entered into a certain letter agreement with its senior lenders extending certain loan and forbearance agreements originally entered into among the Registrant, its affiliates and a group of its senior lenders in April 1990 and which have been amended and extended many times since. A copy of the letter agreement is attached as an exhibit to this Form 8-K.

               On January 11, 1996, the Registrant's Board of Directors appointed Richard D. Rizzo of Andover, Massachusetts, to the Board, filling a long-standing vacancy.

               Effective January 31, 1996, the Registrant entered into a certain Loan Term-Out Agreement with its senior lenders extending certain loan and forbearance agreements originally entered into among the Registrant, its affiliates and a group of its senior lenders in April 1990 and which have been amended and extended many times since. A copy of the Loan Term-Out Agreement is attached as an exhibit to this Form 8-K.

               On February 6, 1996, the Registrant issued a press release announcing (1) that it expects to report a profit for the three months, and a loss for the twelve months, ended December 31, 1995, (2) that the Registrant had entered into a Loan Term-Out Agreement with its senior lenders as described hereinabove, and (3) that Mr. Rizzo had been appointed to the Registrant's Board of Directors. Reference is made to the press release, a copy of which is attached as an exhibit to this Form 8-K.

Item 7.        Financial Statements, Pro Forma Financial Information and
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               Exhibits.
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          (c)  Exhibits

               1. Letter agreement dated as of December 29, 1995 among the Registrant, its affiliates and its principal recourse lenders.

               2. Loan Term-Out Agreement dated as of January 31, 1996 among the Registrant, its affiliates and its principal recourse lenders.

               3.   Press release dated February 6, 1996

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANCELLOR CORPORATION



                                   By: /s/ Stephen G. Morison
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                                      Stephen G. Morison
                                      President and Chief Executive
                                      Officer

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